Summary of Significant Accounting Policies - Schedule of Investments in the VIE (Details) - Variable Interest Entity, Not Primary Beneficiary - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Sep. 30, 2024	Dec. 31, 2023
Variable Interest Entity [Line Items]
Securities and other investments owned, at fair value		$ 0		$ 28,573
Loans receivable, at fair value	$ 18,302	28,193	$ 28,193	250,801
Other assets	3,581	3,359	3,359	11,418
Maximum exposure to loss	$ 21,883	$ 31,552	$ 31,552	$ 290,792